COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Asset Allocation Fund, Variable Series

(the “Fund”)

Supplement dated August 24, 2009 to the Prospectuses dated May 1, 2009

The Fund has modified its principal investment strategies. Accordingly, the Fund’s prospectuses are hereby revised and supplemented as follows:

1)	The first paragraph of the section of the prospectuses captioned “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests in a mix of equity and debt securities, including Treasury Inflation Protected Securities (TIPS), as well as other instruments, such as commodity-related derivative instruments, futures, exchange traded funds (ETFs) and third party-advised mutual funds.

The Advisor uses asset allocation as its principal investment approach. The Advisor:

•	allocates the Fund’s assets among asset class categories based on the historical and projected returns for each asset class.

•

chooses investments within each asset class category – including large-, middle- and small- capitalization growth and value equity securities, foreign securities, and investment grade, below investment grade and non-investment grade debt securities, including TIPS – and the amount that will be allocated to each asset class and investment, based on each asset class category’s historical returns and expected performance.

•

may choose ETFs and/or third party-advised mutual funds to access asset classes or investment strategies if the Advisor believes that these vehicles are an efficient and/or cost-effective means of access.

•	reviews the asset allocations and holdings at least monthly, and may change these allocations when the Advisor believes it is appropriate to do so.

2)	The second sentence of the third paragraph of the section of the prospectuses captioned “Principal Investment Strategies” is replaced with the following:

The Fund may invest up to 15% of its net assets in debt securities that, at the time of purchase, are rated below investment grade or are unrated but determined by the Advisor to be of comparable quality, which are commonly referred to as “junk bonds.”

3)	The last paragraph of the section of the prospectuses captioned “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Advisor may sell investments to adjust the allocation of the Fund’s assets; if the Advisor believes that an investment is no longer a suitable investment, or that other investments are more attractive; to meet redemption requests; or for other reasons.

4)	Within the “FUNDimensions” informational box, “Investing in other funds risk” is added beneath the caption “Principal Risks”.

5)	The following paragraph is added to the section of the prospectuses captioned “Principal Risks”:

•

Investing in Other Funds Risk – The performance of the funds, including exchange-traded funds, in which the Fund invests could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in the funds. In addition, because the expenses and costs of the funds are shared by investors in the underlying fund, redemptions by other investors in the underlying fund could result in decreased economies of scale and increased operating expenses for the underlying funds. These transactions might also result in higher brokerage, tax or other costs for the Fund. This risk may be particularly important when one investor owns a substantial portion of any underlying fund. If an underlying fund pays fees to the Advisor or its affiliates, this could result in the Advisor having a potential conflict of interest in selecting the underlying funds in which the Fund invests or in determining the percentage of the Fund’s investments allocated to each underlying fund. There are also circumstances in which the Advisor’s fiduciary duties to the Fund may conflict with its fiduciary duties to the underlying funds for which it serves as investment manager.

Shareholders should retain this supplement for future reference.